Exhibit 99.1

www.angieslist.com

Angie's List Unveils New Profitable Growth Plan at Investor Day

Plan Opens Angie’s List Ratings and Reviews Paywall, Redefining the Company’s Core Business Model

Transformed Operating Model and New Value-Added Products and Services Offering Expected to Significantly Increase Angie’s List’s Reach and Engagement with Consumers and Service Providers

Company Issues Revenue and Adjusted EBITDA Guidance for 2016 and Long-Term Growth Targets

INDIANAPOLIS - March 3, 2016 - Angie's List (NASDAQ: ANGI) is today announcing the details of its new Profitable Growth Plan at a meeting with investors and financial analysts in New York. The Company is also issuing financial guidance for fiscal 2016.

Angie’s List has historically charged its members a fee to access its ratings and reviews. The Company’s new Profitable Growth Plan transforms this legacy business model by removing the ratings and reviews paywall and enabling consumers to access this service for free. The Company will also be introducing new freemium and premium tiered offerings with additional high value services. Early pilot results from these changes have shown significant increases in consumer engagement and service provider value, including increases in consumer registrations, total profile views, reviews and originations.

Scott Durchslag, Angie’s List President and Chief Executive Officer, said, “The new plan announced today transforms our legacy business model to bring in a new era of growth and profitability at Angie’s List. Angie’s List is the premier brand in the $400 billion home services market. By removing the paywall for ratings and reviews, our new Profitable Growth Plan removes the barrier that has limited our growth and enables Angie’s List to engage with more consumers and more service providers than ever before. Through this three-phased plan, we expect to reignite revenue growth and drive significant increases in profitability over time with minimal disruption to the business.”

“Given the unique strengths of Angie’s List, the tremendous growth in the home services market, and the new strategies we are announcing today, we have many reasons to be excited about the long-term value creation opportunity for Angie’s List,” continued Mr. Durchslag.

The Company expects to begin opening the ratings and reviews paywall and launching its new tiered offerings in select markets in the second quarter of 2016, with the full rollout expected to be completed in the third quarter of 2016. Services and products under the Company’s new tiered offering will range from Angie’s List’s traditional search, ratings and reviews, which will be available to all consumers for free, to premium services such as emergency service hotlines and services that guarantee a pre-qualified handyman in your home within hours of a call.

Angie’s List is committed to growing with discipline. The Company’s new business model capitalizes on investments that the Company has already made to improve performance and the experience it offers to consumers and service providers, including the new Angie’s List 4.0 platform as well as other investments to improve the Company’s technology capabilities, talent and infrastructure. Further, the Company is focused on driving operating efficiencies in areas such as marketing, selling and customer care.

Outlook

The Company’s new Profitable Growth Plan contemplates three phases implemented over the next five years based on achieving specific milestones:

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Strengthen and Reposition the Core Business (2016), which includes redefining the paywall and launching premium consumer services, improving the consumer experience by scaling the Angie’s List 4.0 platform, as well as optimizing the service provider sales organization to better monetize consumer traffic;

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Leverage the Home Services Platform (2017-2018), which includes expanding value-added services provided on the AL platform, and improving customer and service provider relationships with personalized offerings; and

•	Expand to Adjacencies (2019-2020), which includes expanding the consumer and service provider bases, and developing relevant partnerships to provide additional value-added services.

Pursuant to the Profitable Growth Plan, the Company expects to grow total revenue to $750 million by 2020 and to grow adjusted EBITDA to $150 million over the same period. This represents compounded annual revenue growth of more than 15% with EBTIDA margins expanding from 8% currently to approximately 20%. The Company expects to realize this growth over time as each of the three phases of the Profitable Growth Plan is implemented.

In 2016, as the Company makes its basic rating and review offering available to consumers without a membership fee, the Company expects the benefit from a lower marketing spend to be offset by a decline in membership revenue. The Company’s EBITDA guidance also reflects the impact of the shift from capitalization of the development of its new technology platform to the expensing of ongoing support and maintenance as the Company places this platform in service. As a result, the Company's financial and operating expectations for the full year 2016 are as follows:

•	Revenue of $345 million to $355 million

•	Adjusted EBITDA of $31 million to $35 million

•	Free cash flow to be approximately break-even

Webcast

As previously announced, the Investor Day presentation will begin at 8:45 a.m. ET today, March 3, 2016. Event attendance is by invitation only and registration is required.

A live audio webcast will be available at approximately 8:45 a.m. ET and will be available for replay on http://investor.angieslist.com/.

About Angie's List

Angie's List helps facilitate happy transactions between more than three million consumers nationwide and its collection of highly rated service providers in 720 categories of service, ranging from home improvement to health care. Built on a foundation of 10 million verified reviews of local service, Angie's List connects consumers directly to its online marketplace of services from member-reviewed providers and offers unique tools and support designed to improve the local service experience for both consumers and service professionals.

Forward-Looking Statements

This press release contains statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. All statements other than statements of historical fact, including statements regarding market and industry prospects and future results of operations or financial position, made in this press release are forward-looking. In many cases, you can identify forward-looking statements by terminology, such as "may", "should", "will", "expects", "intends", "plans", "anticipates", "believes", "estimates", "predicts", "potential" or "continue" or the negative of such terms and other comparable terminology. The forward-looking information may include, among other information, statements concerning our estimated and projected earnings, revenues, costs, expenditures, cash flows, growth rates, financial results, our plans and objectives for future operations, changes to our business model, growth initiatives or strategies (including, but not limited to, merger and acquisition activity) or the expected outcome or impact of pending or threatened litigation. There may also be other statements of expectations, beliefs, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Risks and uncertainties may affect the accuracy of forward-looking statements.

For a discussion of these factors and other risks and uncertainties that may affect our business or cause actual results to differ materially from those contained in our forward-looking statements, please refer to the filings we make with the Securities and Exchange Commission from time to time, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

These documents are or will be available online from the SEC or on the SEC Filings section of the Investor Relations section of our website at http://investor.angieslist.com. Information on our website is not part of this press release. All forward-looking statements in this press release are based on information currently available to us, and we assume no obligation to update these forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts

Media
Debra DeCourcy, APR
317-713-0479
debra.decourcy@angieslist.com

Investors
Leslie Arena
317-808-4527
lesliea@angieslist.com

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